THREE CANAL PLAZA, PORTLAND, ME 04101 1-800-551-1980

September 30, 2020

Dear Investor:

The Sound Shore Fund Investor Class (SSHFX) and Institutional Class (SSHVX) advanced 6.98% and 7.03%, respectively, in the third quarter of 2020, finishing ahead of the Russell 1000 Value Index (Russell Value) which was up 5.59% and trailing the Standard & Poor’s 500 Index (S&P 500) which was up 8.93%. Similarly, over the last 12 months, the SSHFX and SSHVX share returns of -3.69% and -3.53%, respectively, were ahead of the Russell Value at -5.03%, though they trailed the S&P 500’s gain of 15.15%, which as discussed below, was fueled by a narrow list of stocks. As long term investors, we are proud to highlight that Sound Shore’s 20-year annualized returns of 6.39% and 6.59%, for SSHFX and SSHVX, respectively, were ahead of the Russell Value at 6.20%. The SSHVX also beat the S&P 500 at 6.42%, while the SSHFX trailed slightly.

We are required by FINRA to say that: Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please visit the Fund’s website at www.soundshorefund.com.

Stocks rose in the third quarter of 2020 as investors overall were encouraged by signs of recovery in much of the economy and improved corporate earnings reports. While COVID-19 vaccine optimism and business reopenings helped to fuel strong market gains through August, a turbulent September followed as virus cases began spiking again and fiscal stimulus negotiations stalled.

Sound Shore’s return was driven by stocks in a variety of industries, some which we describe below. Regardless of market conditions or volatility, Sound Shore focuses on identifying attractively priced, out-of-favor stocks where value is building ahead of low expectations. Financial headlines in recent years have been filled with highly-valued technology names, while the major cap-weighted indices, like the S&P 500 (Chart 1) and Russell Value, are driven by only a handful of these stocks. It bears repeating what we wrote in our 2nd quarter letter - there have been many companies left behind in the last few years. A momentum driven, late cycle market is often led by fewer and fewer stocks. The following chart illustrates how this has played out in the last few years. Never ones to predict, we understand that timing when this might change is a topic of much debate, but we remain focused on finding value that has been overlooked.

Chart 1

S&P 500 INDEX 5 LARGEST STOCKS AS % OF MARKET CAP

Source: BofA Global Investment Strategy, Bloomberg, as of 9/28/2020.

While it may be tempting to invest via these passive indices after such a run, it is important to know what risk exposures lie beneath. At Sound Shore, our active, contrarian approach continually challenges us to know what we own and why we own it. It’s one way our process helps to manage portfolio risk. Our clients don’t invest with Sound Shore to chase momentum or to track the major indices. Our mission is to find opportunities elsewhere and we are encouraged by the recent market environment. For example, since the March lows the equal weight indices have outperformed their cap-weighted peers and we are witnessing our stocks increasingly responding to earnings rather than just macro drivers.

Our best third quarter contributor was Whirlpool which surged 43% and provides an excellent example of an undiscovered opportunity that has responded to improving fundamentals. Whirlpool is the global #1 appliance maker with greater than 30% market shares in both North America and Europe. We invested in the company during the second quarter of 2020 when it was trading at 8 times our estimate of earning power, and after the stock had dropped by more than 40%. The capable management team is focused on inventory control and margin improvement, and is using its scaled manufacturing footprint in 14 countries as a low-cost competitive advantage. The disciplined pursuit of profitable growth and more consistent returns had gone largely unnoticed by Wall Street, while the pandemic has provided another challenge to prove the strategy is working. The stock has since rebounded, reflecting better than expected sales and margins due to the housing recovery and an accelerated, corona-virus driven replacement cycle. Even after these gains, Whirlpool is attractively valued at 11 times earnings and remains a holding.

Media giant Comcast gained 19% in the third quarter and is another underappreciated, change beneficiary that our contrarian investment process identified. Having successfully invested in the company in the past, we restarted our Comcast position during the volatile fourth quarter of 2018 when it was attractively priced below 14 times earnings with an 8% free cash flow yield. While fierce media competition and the potential for cord-cutting are well known threats to Comcast, these same trends also turn out to be opportunities if managed well. Our due diligence concluded that many “over the top” rivals need Comcast’s broadband service to supply content to their own customers. Additionally, given the current era of work from home and online learning, internet access, speed and reliability are paramount. Comcast is well positioned to capitalize on these trends. Management continued to deliver results in broadband and cable subscriber growth, generating significant free cash, dividends and buybacks. The stock was one of our top performers in the quarter and we see further upside from here.

Meanwhile, healthcare holding Cigna was one of our larger detractors. We believe that Cigna’s business, which combines a leading pharmacy benefit manager (PBM) with a strong health insurance underwriter is extremely undervalued, trading at below normal 9 times earnings. We were able to build our position in March 2020 as the stock sold off while investors weighed what impact the election may have on the healthcare sector. Our research identified a company with a sturdy balance sheet, stable businesses and resilient cash flows over time. Though the stock has lagged, Cigna continues to execute and post results above consensus estimates. We believe that Cigna’s valuation should rerate higher as the market appreciates its growth potential and consistent free cash flow.

Every crisis has its unique characteristics and this one certainly redefined how fast and deep the demand environment can change. We have found a number of investments over the last few months in industries that suffered extreme short-term impact but, in our opinion, will remain resilient over the long term. Importantly, we are looking for companies that have a business model that is gaining market share and the crisis has only accelerated that opportunity. As long-term investors, our investment horizon affords taking the risk. Our investment in Booking Holdings (formerly Priceline) is an example of a contrarian opportunity that will require patience to develop. The leading provider of online travel and restaurant reservation services, we were able to purchase the stock for less than 12 times recovered earnings after it sold off on COVID-19 related travel concerns. While the duration of travel recovery remains uncertain, management is focused on cost containment and head count reduction to weather the storm. We believe Booking can leverage its brand and business model to continue to gain market share in North America, Asia and Latin America. With double-digit earnings growth upon COVID-19 recovery and a normalized free cash flow yield of 8%, the stock has a very attractive risk/reward profile.

A quick glance at some of our holdings in the following chart provides a further window into the portfolio as a whole. We believe we own industry-winning companies at reasonable valuations that will drive value for our portfolio.

	P/E 2021E	2020E FCF Yield	Comments
Blackstone Financial Services	19.0x	4%	● Leading alternative asset manager ● Fee-based assets growing 20% annually
Chubb Insurance	11.0x	6%	● Best-in-class property and casualty insurer ● Conservative portfolio, improved pricing
Eaton Corporation Industrials	22.2x	6%	● Leading electronic parts & systems company ● Benefit from growth of power transformation
Lennar Corporation Consumer Discretionary	10.6x	9%	● Leading home builder gaining market share ● Capital-light model drives increased ROE
NXP Semiconductors Technology	19.3x	4%	● Analog chip maker ● Connected car/internet of things
S&P 500	21.0x	3%

Source: Bloomberg & Sound Shore Management Estimates

Data as of 10/9/20

Looking ahead, U.S. elections, the path of COVID-19 and central bank and fiscal stimulus will likely top the list of macro factors on pundits’ minds. However, we are encouraged that stock performance based upon company-specific fundamentals seems to be more characteristic of recent markets. We note that at September 30, 2020, Sound Shore’s portfolio had a forward price-earnings multiple of 14.5 times consensus, a meaningful discount to the S&P 500 at 21.0 times and the Russell Value at 16.3 times, despite strong balance sheets and better free cash flow.

Many thanks as always for your investment alongside ours.

Sincerely,

SOUND SHORE FUND

Harry Burn, III

John P. DeGulis

T. Gibbs Kane, Jr.

Co-Portfolio Managers

Important Information

Performance data quoted represents past performance and is no guarantee of future results. The Fund’s Investor Class 1, 5, and 10-year average annual total returns for the period ended September 30, 2020 were -3.69%, 6.12%, and 9.12%, respectively. The Fund’s Institutional Class 1, 5, and 10-year average annual total returns for the same period were -3.53%, 6.29%, and 9.31%, respectively. Fund returns assume the reinvestment of all dividend and capital gain distributions. As stated in the current prospectus, the total annual operating expense ratio (gross) is 0.91% for the Investor Class and 0.82% for the Institutional Class. The net expense ratio for the Institutional Class is 0.75% pursuant to an expense limitation agreement between the Adviser and the Fund. This agreement is in effect until at least May 1, 2021. The performance for the Institutional Class prior to its inception on 12/9/13 is based on the performance of the Investor Class, adjusted to reflect the lower expense ratio of the Institutional Class (net of expense reimbursements). The fund recently experienced significant negative short-term performance due to market volatility associated with the COVID-19 pandemic.

The Standard & Poor’s 500 Index is an unmanaged index representing the average performance of 500 widely held, publicly traded, large capitalization stocks. The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. It is not possible to invest directly in an Index.

This letter may contain discussions about certain investments both held and not held in the portfolio. As required by the Financial Industry Regulatory Authority (FINRA), we must remind you that current and future portfolio holdings are subject to risk. Percent of net assets as of 9/30/20: Alphabet, Inc.: 1.79%; Amazon.com, Inc.: 0.00%; Apple, Inc.: 0.00%; The Blackstone Group, Inc.: 2.55%; Booking Holdings, Inc.: 2.52%; Chubb Limited: 2.98%; Cigna Corporation: 3.38%; Cisco Systems, Inc.: 0.00%; Comcast Corporation Class A: 3.24%; Eaton Corporation PLC: 2.57%; Facebook: 0.00%; General Electric Company: 0.00%; Intel Corporation: 0.00%; Lennar Corporation: 2.35%; Microsoft Corporation: 0.00%: NXP Semiconductors NV: 2.69%; Walmart Inc.: 2.04%; and Whirlpool Corporation: 2.14%.

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. Mid Cap Risk: Securities of medium sized companies may be more volatile and more difficult to liquidate during market downturns than securities of large, more widely traded companies. Foreign Securities Risk: The Fund may invest in foreign securities primarily in the form of American Depositary Receipts. Investing in the securities of foreign issuers also involves certain special risks, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers including increased risks of adverse issuer, political, regulatory, market or economic developments, changes in currency rates and in exchange control regulations. The Fund is also subject to other risks, including, but not limited to, risks associated with value investing.

The views in this letter were those of the Fund managers as of 9/30/20 and may not necessarily reflect their views on the date this letter is first published or anytime thereafter.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)

SEPTEMBER 30, 2020

	Share Amount	Value
Common Stock (98.0%) (a)
Communication Services (5.0%)
Alphabet, Inc., Class A (b)	12,865	$18,854,944
Comcast Corp., Class A	735,500	34,024,230
		52,879,174
Consumer Discretionary (11.6%)
Aptiv PLC	261,350	23,960,568
Booking Holdings, Inc. (b)	15,475	26,472,773
Lennar Corp., Class A	302,200	24,683,696
Magna International, Inc.	531,100	24,297,825
Whirlpool Corp.	122,300	22,489,747
		121,904,609
Consumer Staples (2.1%)
Walmart, Inc.	153,650	21,497,171
Energy (4.1%)
Cabot Oil & Gas Corp.	1,347,450	23,391,732
EOG Resources, Inc.	557,850	20,049,129
		43,440,861
Financials (26.4%)
Alleghany Corp.	59,785	31,115,103
Bank of America Corp.	1,464,600	35,282,214
Berkshire Hathaway, Inc., Class B (b)	121,200	25,808,328
Capital One Financial Corp.	497,800	35,771,908
Chubb, Ltd.	269,750	31,323,370
Citigroup, Inc.	708,900	30,560,679
Morgan Stanley	733,300	35,455,055
SVB Financial Group (b)	106,865	25,713,857
The Blackstone Group, Inc., Class A	512,850	26,770,770
		277,801,284
Health Care (23.3%)
Cigna Corp.	209,645	35,515,959
DENTSPLY SIRONA, Inc.	557,200	24,366,356
Elanco Animal Health, Inc. (b)	951,800	26,583,774
Henry Schein, Inc. (b)	358,550	21,075,569

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

SEPTEMBER 30, 2020

	Share Amount	Value
Health Care (23.3%) (continued)
Merck & Co., Inc.	342,600	$28,418,670
Perrigo Co. PLC	741,150	34,026,197
Pfizer, Inc.	881,050	32,334,535
Thermo Fisher Scientific, Inc.	47,350	20,905,972
UnitedHealth Group, Inc.	71,300	22,229,201
		245,456,233
Industrials (7.9%)
Eaton Corp. PLC	264,650	27,002,239
Sensata Technologies Holding PLC (b)	741,550	31,990,467
Westinghouse Air Brake Technologies Corp.	391,000	24,195,080
		83,187,786
Information Technology (15.4%)
Applied Materials, Inc.	457,950	27,225,127
Fiserv, Inc. (b)	222,500	22,928,625
Flex, Ltd. (b)	1,976,000	22,012,640
Lam Research Corp.	56,660	18,796,955
NXP Semiconductors NV	227,050	28,338,111
Oracle Corp.	720,050	42,986,985
		162,288,443
Materials (2.2%)
International Paper Co.	558,750	22,651,725
Total Common Stock (98.0%) (cost $839,989,455)		1,031,107,286

Short-Term Investments (2.1%)
Money Market Fund (2.1%)
Morgan Stanley Institutional Liquidity Funds Government Portfolio, Institutional Class, 0.02% (c)	21,748,902	21,748,902
Total Short-Term Investments (2.1%) (cost $21,748,902)		21,748,902

Investments, at value (100.1%) (cost $861,738,357)		$1,052,856,188
Other Liabilities Less Assets (-0.1%)		(1,319,368)
Net Assets (100.0%)		$1,051,536,820

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)

SEPTEMBER 30, 2020

(a)	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.
(b)	Non-income producing security.
(c)	Percentage disclosed reflects the money market fund’s institutional class shares 7-day yield as of September 30, 2020.
PLC	Public Limited Company

See Notes to Schedule of Investments.

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

SEPTEMBER 30, 2020

1. Organization

Sound Shore Fund, Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on February 19, 1985 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the “Act”). The investment objective of the Fund is growth of capital. The Fund qualifies as an investment company as defined in Financial Accounting Standards Codification 946 — Financial Services — Investment Companies.

The total number of shares of common stock which the Fund is authorized to issue is 200,000,000, par value $0.001 per share of which 100,000,000 shares are designated to the Investor Class and 100,000,000 shares are designated to the Institutional Class. The Board of Directors (the “Board”) may, without shareholder approval, classify or reclassify any unissued shares into other classes or series of shares.

Each share of the Fund has equal dividend, distribution, liquidation and voting rights (except as to matters relating exclusively to one class of shares), and fractional shares have those rights proportionately.

2. Significant Accounting Policies

This schedule of investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

The following represents the significant accounting policies of the Fund:

a. Security Valuation

Exchange-traded securities including those traded on the National Association of Securities Dealers’ Automated Quotation system (“NASDAQ”), are valued at the last quoted sale price or official closing price as provided by independent pricing services as of the close of trading on the system or exchange on which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked prices. Non-exchange-traded securities for which over-the-counter market quotations are readily available are generally valued at the mean between the current bid and asked prices provided by independent pricing services. Investments in other open-end regulated investment companies are valued at their publicly traded net asset value (“NAV”).

The Fund values securities at fair value pursuant to procedures adopted by the Board if market quotations are not readily available (including a short and temporary lapse in the provision of a price by the regular pricing source) or, if in the judgment of Sound Shore Management, Inc. (the "Adviser"), the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: (i) only a bid price or an asked price is available, (ii) the spread between the bid price and the asked price is substantial, (iii) the frequency of sales, (iv) the thinness of the market, (v) the size of reported trades, and (vi) actions of the securities markets, such as the suspension or limitation of trading. Fair valuation is based on subjective factors and, as a result, the fair

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

SEPTEMBER 30, 2020

value price of a security may differ from the security’s market price and may not be the price at which the security may be sold. Fair valuation could result in a NAV different from one determined by using market quotations.

Valuation inputs used to determine the value of the Fund’s investments are summarized in the three broad levels listed below:

Level 1 - quoted prices in active markets for identical assets

Level 2 - other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Pursuant to the valuation procedures noted previously, equity securities (including exchange-traded securities and other open-end regulated investment companies) are generally categorized as Level 1 securities in the fair value hierarchy. Investments for which there are no quotations, or for which quotations do not appear reliable, are valued at fair value as determined in good faith by the Pricing Committee under the direction of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

The following table summarizes the Fund’s investments categorized in the fair value hierarchy as of September 30, 2020:

Security Type	Level 1	Level 2	Level 3	Total Investments in Securities
Common Stock	$1,031,107,286	$–	$–	$1,031,107,286
Short-Term Investments	21,748,902	–	–	21,748,902
Total Investments	$1,052,856,188	$–	$–	$1,052,856,188

At September 30, 2020, all equity securities and open-end regulated investment companies were included in Level 1 in the table above. Please refer to the Schedule of Investments to view equity securities categorized by sector/industry type.

b. Security Transactions

Security transactions are recorded on a trade date basis.

3. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the report was issued. The global outbreak of the COVID-19 virus has caused negative effects on many companies, sectors,

SOUND SHORE FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)(Concluded)

SEPTEMBER 30, 2020

3. Subsequent Events (continued)

countries, regions, and financial markets in general, and uncertainty exists as to its long-term implications. The effects of the pandemic may adversely impact the Fund’s assets and performance. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Investment Adviser

Sound Shore Management, Inc.

Greenwich, Connecticut

Administrator

Apex Fund Services

Portland, Maine

Distributor

Foreside Fund Services, LLC

Portland, Maine

www.foreside.com

Transfer and Distribution Paying Agent

Apex Fund Services

Portland, Maine

Custodian

MUFG Union Bank, N.A.

San Francisco, California

Fund Counsel

Sullivan and Worcester LLP

New York, New York

Independent Registered

Public Accounting Firm

BBD, LLP

Philadelphia, Pennsylvania

207-QR-0920

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s objectives and policies, experience of its management, and other information.

SOUND SHORE FUND, INC.

Three Canal Plaza

Portland, ME 04101

http://www.soundshorefund.com

(800) 551-1980

Quarterly Letter to Shareholders

(Unaudited)

SEPTEMBER 30, 2020